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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                        event reported):  March 5, 1998


                     BINGHAM FINANCIAL SERVICES CORPORATION

             (Exact name of registrant as specified in its charter)

             Michigan              0-23381            38-3313951

            (State or other       (Commission        (I.R.S.Employer
            jurisdiction of       File Number)       Identification No.)
            incorporation)

          31700 Middlebelt Road, Suite 125, Farmington Hills, MI  48334
              (Address of principal executive offices)          (zip code)

      Registrant's telephone number, including area code:  (248) 932-9656

         (Former name or former address, if changed since last report.)

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     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On March 5, 1998, pursuant to an Agreement and Plan of Merger dated as of February 17, 1998 (the "Merger Agreement") BAC Acquiring Corp. and BSC Acquiring Corp. (collectively the "Acquiring Subs") merged into Bloomfield Acceptance Company, L.L.C. ("BAC"), and Bloomfield Servicing Company, L.L.C., ("BSC") respectively, whereupon the separate existence of the Acquiring Subs ceased and BAC and BSC were continued as the surviving corporations and as wholly owned subsidiaries of Bingham Financial Services Corporation ("Bingham"). The description of the merger included herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is filed as Exhibit 2.1 hereto.

     Pursuant to the terms of the Merger Agreement, 281,818 shares of Bingham common stock, without par value, were issued to the Shareholders of BAC and BSC. Additional consideration of up to Five Hundred-Thousand Dollars ($500,000.00), in the form of Bingham common stock, to be valued at market on the date of issuance, will be paid to the Shareholders subject to the performance of the merged entities over the two year period following the merger.



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     ITEM 5. OTHER EVENTS

     On February 26, 1998 the Board of Directors of Bingham Financial Services Corporation resolved to increase the size of the board from five to six members. The Board further resolved to fill the vacancy created by the appointment of Arthur A. Weiss.

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     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      a. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable at this time to provide the required financial statements. The required financial statements will be filed with an amendment to this Form 8-K as soon as practicable, and in any event no later than 60 days after the date that this report is required to be filed.

      b. PRO FORMA FINANCIAL INFORMATION. It is impracticable at this time to provide the required pro forma financial information. The required financial information will be filed with an amendment to this Form 8-K as soon as practicable, and in any event no later than 60 days after the date that this report is required to be filed.

      c.   EXHIBITS.

      2.1 Agreement And Plan of Merger dated as of February 17, 1998 by and among Bingham Financial Services Corporation, a Michigan corporation, BAC Acquiring Corp., a Michigan corporation, BSC Acquiring Corp., a Michigan corporation, Bloomfield Acceptance Company, L.L.C., a Michigan limited liability company, and Bloomfield Servicing Company, L.L.C., a Michigan limited liability company. Omitted from such exhibit, as filed, are the remaining exhibits referenced in such agreement. The Registrant will furnish supplementally a copy of any such exhibits to the Commission upon request.

      2.2  Certificate of Merger for BAC, dated March 5, 1998.

      2.3  Certificate of Merger for BSC, dated March 5, 1998.

      2.4 Employment Agreement dated as of March 4, 1998 by and between Bingham Financial Services Corporation and Daniel E. Bober.

      2.5 Employment Agreement dated as of March 4, 1998 by and between Bingham Financial Services Corporation and Creighton J. Weber.

      2.6  Bloomfield Shareholders Agreement dated March 5, 1998.

      2.7  Shareholders Agreement dated March 5, 1998.

      2.8  Press Release of the Registrant, dated February 17, 1998.

      2.9  Press Release of the Registrant, dated March 9, 1998.




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BINGHAM FINANCIAL SERVICES CORPORATION


                              /s/ Jeffrey P. Jorissen
                              --------------------------------------------
                              Name:  Jeffrey P. Jorissen
                              Title: President, Chief Executive
                                     Officer, and Chief Financial Officer


     Dated:  March 13, 1998


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                               INDEX TO EXHIBITS


EXHIBIT  DESCRIPTION                                            METHOD OF FILING
-------  -----------                                            ----------------
2.1      Agreement And Plan Of Merger dated as of February      Filed herewith
         17, 1998
2.2      Certificate of Merger for BAC, dated March 5, 1998     Filed herewith
2.3      Certificate of Merger for BSC, dated March 5, 1998     Filed herewith
2.4      Employment Agreement of Daniel E. Bober                Filed herewith
2.5      Employment Agreement of Creighton J. Weber             Filed herewith
2.6      Bloomfield Shareholders Agreement                      Filed herewith
2.7      Shareholders Agreement                                 Filed herewith
2.8      Press Release dated February 17, 1998                  Filed herewith
2.9      Press Release dated March 9, 1998                      Filed herewith


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